Automated Government Money Trust

   Prospectus


    The shares of Automated Government Money Trust (the "Trust") offered by this prospectus represent interests in an open-end, diversified management investment company (a mutual fund), investing in short-term U.S. Treasury securities to achieve stability of principal and current income consistent with stability of principal.
    THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF any bank, ARE NOT ENDORSED OR GUARANTEED BY any bank AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE TRUST ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE TRUST WILL BE ABLE TO DO SO.
    This  prospectus  contains the information you should  read  and know before you invest in the Trust. Keep this prospectus for future reference.
    The Trust has also filed a Statement of Additional Information dated September 30, ^1995, with the Securities and Exchange
    Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Prospectus dated September 30, ^1995
    Table of Contents will be
    generated when document is
    complete.
    SUMMARY OF TRUST EXPENSES
    FINANCIAL HIGHLIGHTS
    GENERAL INFORMATION
    The Trust was established as a Massachusetts business trust under a Declaration of Trust dated June 1, 1982. The Trust is designed for investors as a convenient means of accumulating an interest in a professionally managed, diversified portfolio investing only in short-term U.S. Treasury securities. A minimum initial investment of $25,000^ within a 90-day period is required.
    The Trust attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.
    INVESTMENT INFORMATION
    INVESTMENT OBJECTIVE
    The investment objective of the Trust is stability of principal and current income consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless indicated otherwize, The investment policies and limitations described below cannot be changed by the Board of Trustees without approval of shareholders.
    INVESTMENT POLICIES
    The Trust pursues its investment objective by investing only in short-term U.S. Treasury securities maturing in one year or less. As a matter of operating policy, which may be changed without shareholder approval, the average maturity of the securities in the Trust's portfolio, computed on a dollar-weighted basis, will be 90 days or less. The Trust may attempt to increase yield by trading portfolio instruments to take advantage of short-term market variations.
    Acceptable  Investments. The Trust invests  only  in  short-term securities that are issued or guaranteed as to principal and interest by the U.S. Treasury. These securities include such instruments as (i) U.S. Treasury bills, notes and bonds and (ii) instruments of the Export-Import Bank of the U.S., the General Services Administrations, the Small Business Administration and the Washington Metropolitan Area Transit Authority.
    Repurchase Agreements. Certain securities in which the Trust invests may be purchased pursuant to repurchase agreements which provide for repurchase by the seller within one year from the date of acquisition. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities.
    When-Issued and Delayed Delivery Transactions. The Trust may purchase U. S. Treasury securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Trust may pay more or less than the market value of the securities on the settlement date.
    The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.
    INVESTMENT LIMITATIONS
    The Trust will not borrow money directly or through reverse repurchase agreements (arrangements in which the Trust sells a money market instrument for a percentage of its cash value with an agreement to buy back on a set date) or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.
    The above investment limitation cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.
    The Trust will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.
    REGULATORY COMPLIANCE
    The Trust may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in this prospectus and its Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940, as amended. In particular, the Trust will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Trust will determine the effective maturity of its investments according to Rule 2a-7. The Trust may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
    TRUST INFORMATION
    MANAGEMENT OF THE TRUST
    Board of Trustees. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive
    Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.
    Investment Adviser. Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase and sale of portfolio instruments.
        Advisory Fees. The adviser receives an annual investment advisory fee equal to .50 of 1% of the Trust's average daily net assets. The adviser has undertaken to reimburse the Trust up to the amount of the advisory fee for operating expenses in excess of limitations established by certain states. The adviser also may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Trust, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion. Adviser's Background. Federated Management, a Delaware business trust, organized on April 11, 1989 is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.
        Federated  Management  and other subsidiaries  of  Federated
        Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. ^ With over $72 billion invested across more than 260 funds under management ^ and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.
    Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.
    DISTRIBUTION OF SHARES
    Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.
    State securities laws may require certain financial institutions such as depository institutions to register as dealers. Shareholder Services^. The Trust has ^ entered into a
    Shareholder Services ^ Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, ^ under which the Trust may make payments up to .25 of 1% of the average daily net asset value of the Trust, computed at an annual rate, to ^ obtain personal services ^ for shareholders and provide maintenance of shareholder accounts ^. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.
    Under the Shareholder Services Agreement, Federated Shareholder Services ^ will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers ^. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.
    ADMINISTRATION OF THE TRUST
    Administrative Services. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and ^financial reporting services) necessary to operate the Trust. Federated Administrative Services provides these at an annual rate as specified below:
         Maximum Fee         Average Aggregate Daily Net Assets
         .15 of 1%             on the first $250 million
         .125 of 1%            on the next $250 million
         .10 of 1%             on the next $250 million
         .075 of 1%            on assets in excess of $750 million
    Average aggregate daily net assets include those of all mutual funds advised by affiliates of Federated Investors. Federated Administrative Services may choose voluntarily to waive a portion of its fee.
    Custodian. State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust.
    Transfer Agent and Dividend Disbursing Agent. Federated Services Company, ^Boston, MA, is transfer agent for the shares of, and dividend disbursing agent for, the Trust.
    ^
    Independent Auditors. The independent auditors for the Trust are Deloitte & Touche LLP, Pittsburgh, PA.
    NET ASSET VALUE
    The  Trust  attempts  to stabilize the net asset  value  of  its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Trust cannot guarantee that its net asset value will always remain at $1.00 per share.
    The  net  asset value is determined at 12:00p.m.,  ^  3:00  p.m.
    (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
    INVESTING IN THE TRUST
    SHARE PURCHASES
    Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange and the Federal Reserve Wire System are open for business. Shares may be purchased either by wire or mail. The Trust reserves the right to reject any purchase request.
    To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone.
    By Wire. To purchase by Federal Reserve wire, call the Trust before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before ^1:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, ^MA; Attention:
    EDGEWIRE; For Credit to: Automated Government Money Trust; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028.
    By Mail. To purchase by mail, send a check made payable to Automated Government Money Trust to: ^ Federated Services Company, P.O. Box ^8600, Boston, MA 02266-^8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.
    Automatic Investments. Investors may establish accounts with their financial institutions to have cash accumulations automatically invested in the Trust. The investments may be made on predetermined dates or when the investor's account reaches a certain level. Participating financial institutions are responsible for prompt transmission of orders relating to the program, and they may charge for their services. Investors should read this prospectus along with the financial institution's agreement or literature describing these services and fees.
    MINIMUM INVESTMENT REQUIRED
    The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Trust. Financial institutions may impose different minimum investment requirements on their customers.
    SUBACCOUNTING SERVICES
    Financial institutions are encouraged to open single master accounts. However, certain financial institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Financial institutions may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the financial institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. CERTIFICATES AND CONFIRMATIONS
    As transfer agent for the Trust, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Trust or Federated Services Company in writing.
    Monthly confirmations are sent to report transactions such as all purchases and redemptions as well as dividends paid during the month.
    DIVIDENDS
    Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by writing to the Trust. Shares purchased by wire before 3:00 p.m. (Eastern time)  begin  earning  dividends that day. Shares  purchased  by check begin earning dividends the day after the check is converted into federal funds.
    CAPITAL GAINS
    The Trust does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Trust will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.
    REDEEMING SHARES
    Shares  are  redeemed at their net asset value  next  determined after ^Federated Services Company receives the redemption request. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made as described below.
    BY MAIL
    Shares  may  be  redeemed  by  sending  a  written  request  to:
    Automated Government Money Trust, P.O. Box ^8600, Boston, MA 02266-^8600. The written request should state: Automated Government Money Trust; shareholder's name; the account number; and the share or dollar amount requested. Sign the request exactly as the shares are registered. Shareholders should call the Trust for assistance in redeeming by mail.
    If share certificates have been issued, they must be properly endorsed and should be sent by registered or overnight insured mail with the written request to Federated Services Company, 500 Victory Road-2nd Floor, North Quincey, MA 02171.
    Shareholders requesting a redemption ^ of any amount to be sent to an address other than that on record with the Trust, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

      - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund which is administered by the Federal Deposit Insurance Corporation ("FDIC");

      - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

      - a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

      - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.
    The  Trust  does not accept signatures guaranteed  by  a  notary public.
    The Trust and the transfer agent have adopted standards for accepting signature guarantees from the above institutions. The
    Trust  may  elect  in  the  future to limit  eligible  signature guarantors to institutions that are members of the signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.
    Normally, a check for the proceeds is mailed within one business day,  but in no event more than seven days, after receipt  of  a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.
    By Writing a Check. At the shareholder's request, Federated Services Company will establish a checking account for redeeming shares. For further information, contact a representative of Federated Securities Corp.
    With this checking account, shares may be redeemed by writing  a check  for $100 or more. The redemption will be made at the  net asset  value  on  the date that the check is  presented  to  the
    Trust. A check may not be written to close an account. A shareholder may obtain cash by negotiating the check through the shareholder's local bank. Checks should never be made payable or sent to ^Federated Services Company  to redeem shares. Cancelled checks are sent to the shareholder each month.
    TELEPHONE REDEMPTION
    Shares may be redeemed by telephoning the Trust. Telephone instructions may be recorded and if reasonable procedures are not  followed by the Trust, it may be liable for losses  due  to
    unauthorized   or   fraudulent   telephone   instructions.    An
    authorization form permitting the Trust to accept telephone requests must first be completed. Authorization forms and
    information  on  this  service  are  available  from   Federated
    Securities Corp.  The minimum amount for telephone redemption is
    $1,000.
    If the redemption request is received before ^3:00 p.m. (Eastern
    time),  the  proceeds  will  be  wired  the  same  day  to   the
    shareholder's account at a domestic commercial bank which  is  a member  of the Federal Reserve System, and those shares redeemed will  not  be entitled to that day's dividend. A daily  dividend will be paid on shares redeemed if the redemption request is received after ^3:00 p.m. (Eastern time). However, the proceeds are not wired until the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before ^3:00 p.m. (Eastern time).
    In   the  event  of  drastic  economic  or  market  changes,   a
    shareholder may experience difficulty in redeeming by telephone.
    If  such a case should occur, another method of redemption, such as  "By  Mail",  should be considered. If at any time the  Trust shall  determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.
    ACCOUNTS WITH LOW BALANCES
    Due  to the high cost of maintaining accounts with low balances, the  Trust may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions.
    Before  shares are redeemed to close an account, the shareholder
    is   notified  in  writing  and  allowed  30  days  to  purchase additional shares to meet the minimum requirement.
    SHAREHOLDER INFORMATION
    VOTING RIGHTS
    Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for  vote. As a Massachusetts business trust, the Trust  is  not
    required   to  hold  annual  shareholder  meetings.  Shareholder
    approval will be sought only for certain changes in the  Trust's
    operation   and   for   election  of  Trustees   under   certain
    circumstances.
    Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the Trust shall be called by  the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.
    MASSACHUSETTS PARTNERSHIP LAW
    Under certain circumstances, shareholders may be held personally liable  as  partners under Massachusetts law for obligations  of the  Trust.  To  protect its shareholders, the Trust  has  filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the
    Trust. These documents require notice of this disclaimer  to  be given in each agreement, obligation, or instrument the Trust  or its Trustees enter into or sign.
    In  the  unlikely event a shareholder is held personally  liable for  the  Trust's  obligations, the Trust  is  required  by  the
    Declaration  of  Trust  to  use  its  property  to  protect   or
    compensate  the shareholder. On request, the Trust  will  defend any  claim  made and pay any judgment against a shareholder  for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the
    Trust   itself   cannot  meet  its  obligations   to   indemnify
    shareholders and pay judgments against them.
    TAX INFORMATION
    FEDERAL INCOME TAX
    The  Trust will pay no federal income tax because it expects  to meet requirements of the Internal Revenue Code ^ applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.
    Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.
    PENNSYLVANIA CORPORATE AND PERSONAL PROPERTY TAXES
    In  the opinion of Houston, Houston, & Donnelly, counsel to  the
    Trust:
    the Trust is not subject to Pennsylvania corporate or personal property taxes; and
    Trust  shares may be subject to personal property taxes  imposed
    by   counties,   municipalities,   and   school   districts   in
    Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.
    Other State and Local Taxes. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
    PERFORMANCE INFORMATION
    From time to time, the Trust advertises its yield, ^ effective yield, and tax-equivalent yield.
    Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
    Advertisements and sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
    From time to time, ^ advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.

    ADDRESSES
    Automated Government Money Trust
                                  Federated Investors Tower
                                  Pittsburgh, PA 15222-3779

    Distributor
                    Federated Securities Corp.
                                  Federated Investors Tower
                                  Pittsburgh, PA  15222-3779

    Investment Adviser
         Federated Management     Federated Investors Tower
                                  Pittsburgh, PA   15222-3779

    Custodian
                State Street Bank and Trust
                Company- Boston  P.O.  Box 8600
                                 Boston, MA  02266-8600

    Transfer Agent and Dividend Disbursing Agent
               Federated Services Company
                                 ^P.O. Box 8600
                                 ^Boston, MA  02266-8600
    ^
    Independent Auditors
         Deloitte & Touche LLP    2500 One PPG Place
                                  Pittsburgh, PA  15222